Commitments and Contingencies	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
16.	COMMITMENTS AND CONTINGENCIES

i.
As outlined in Note 9 – Lease Liability, the Company had entered into a lease extension on May 13, 2024. On July 15, 2025, a second lease extension was signed whereby the Company renewed its lease for its Victoria, BC facility for an additional twelve months commencing December 1, 2025 and ending November 30, 2026. The total variable lease expenses for the remaining term of the lease is anticipated to be $71,093. This amount is subject to adjustment at the end of each lease year based on actual costs incurred and does not reflect the impact of the additional twelve-month renewal that would commence December 1, 2026.

On March 31, 2025, the Company entered into a short-term lease agreement for its research and development laboratory located in Vancouver, BC. The lease is for a period of eleven months, expiring on February 28, 2026. The total rent for the remaining term of the lease (inclusive of base rent and additional rent costs) is anticipated to be $55,983.

ii.
The Company may be required to make milestone, royalty, and other research and development funding payments under agreements with third parties (see Note 10 – Auritec License Agreement). These payments are contingent upon the achievement of specific development, regulatory and/or commercial milestones. The Company has not accrued these payments as at December 31, 2025 due to the uncertainty over whether these milestones will be achieved.

iii.
Eupraxia has entered into a number of service contracts with its vendors. Some of those contracts have cancellation clauses which state Eupraxia would pay a cancellation fee of between 15% and 100% of the next service milestone if it terminates the contract. As of December 31, 2025, there have been no cancellation of contracts that would trigger a cancellation fee. As of December 31, 2024, the Company did cancel a contract with one of its vendors which triggered a cancellation fee of $87,598 which was expensed during the year ended December 31, 2024.

iv.
The Company has entered into service agreements with third parties that include indemnification provisions that are customary in the industry. These indemnification provisions generally require the Company to compensate the other party for certain damages and costs incurred as a result of third-party claims or damages arising from these transactions.

The maximum amount of potential future indemnification is unlimited; however, the Company currently holds commercial general liability insurance. This insurance limits the Company’s exposure and may enable it to recover a portion of any future amounts paid. Historically, the Company has not made any indemnification payments under such agreements and the Company believes that the fair value of these indemnification obligations is minimal. Accordingly, the Company has not recognized any liabilities relating to these obligations for any period presented.